ETFMG Travel Tech ETF
Schedule of Investments
June 30, 2020 (Unaudited)
	Shares	Value
COMMON STOCKS - 99.5%
Australia - 3.7%
Internet & Direct Marketing Retail - 3.7%
Webjet, Ltd.	131,918	$302,241

Brazil - 2.5%
Hotels, Restaurants & Leisure - 2.5%
CVC Brasil Operadora e Agencia de Viagens SA	61,376	205,411

Canada - 6.0%
Road & Rail - 6.0%
Facedrive, Inc. (a)	45,408	498,364

China - 3.8%
IT Services - 3.8%
TravelSky Technology, Ltd.	180,503	317,665

Japan - 7.2%
Hotels, Restaurants & Leisure - 1.5%
Adventure, Inc.	3,131	123,674
Internet & Direct Marketing Retail - 5.7%
Airtrip Corp.	9,133	104,546
Open Door, Inc. (a)	14,437	173,284
Temairazu, Inc.	3,043	125,553
Veltra Corp. (a)(b)	13,329	62,587
Total Internet & Direct Marketing Retail		465,970
Total Japan		589,644

Luxembourg - 1.8%
Internet & Direct Marketing Retail - 1.8%
EDreams Odigeo S.A. (a)	53,250	147,770

Mauritius - 4.4%
Internet & Direct Marketing Retail - 4.4%
MakeMyTrip, Ltd. (a)	23,637	362,119

Netherlands - 4.4%
Interactive Media & Services - 4.4%
Trivago NV - ADR (a)	183,127	360,760

Republic of Korea - 6.6%
Hotels, Restaurants & Leisure - 6.6%
Hana Tour Service, Inc.	6,337	202,040
Lotte Tour Development Co., Ltd. (a)	30,776	341,572
Total Hotels, Restaurants & Leisure		543,612

Spain - 5.8%
IT Services - 5.8%
Amadeus IT Group SA	9,275	483,298

United Kingdom - 8.0%
Internet & Direct Marketing Retail - 7.2%
On the Beach Group PLC	70,418	256,965
Trainline PLC (a)	63,423	341,383
Total Internet & Direct Marketing Retail		598,348
Software - 0.8%
Accesso Technology Group PLC (a)	19,063	67,320
Total United Kingdom		665,668

United States - 35.2%
Interactive Media & Services - 4.4%
TripAdvisor, Inc.	19,124	363,547
Internet & Direct Marketing Retail - 24.70%
Booking Holdings, Inc. (a)	319	507,956
Despegar.com Corp. (a)	34,828	250,065
Expedia Group, Inc. (b)	6,528	536,602
Tongcheng-Elong Holdings, Ltd. (a)	206,832	372,540
Trip.com Group, Ltd. - ADR (a)(b)	14,339	371,667
Total Internet & Direct Marketing Retail		2,038,830
IT Services - 4.8%
Sabre Corp.	48,727	392,740
Road & Rail - 10.4%
Lyft, Inc. - Class A (a)	10,775	355,683
Uber Technologies, Inc. (a)	16,316	507,101
Total Road & Rail		862,784
Software - 1.1%
Lvji Technology Holdings, Inc. (a)	698,362	85,600
Total Software		85,600
Total United States		3,743,501
TOTAL COMMON STOCKS (Cost $8,508,585)		8,220,053

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 8.3%
Mount Vernon Liquid Assets Portfolio, LLC, 0.33% (c)	687,100	687,100
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $687,100)		687,100

SHORT-TERM INVESTMENTS - 0.4%
Money Market Fundss - 0.4%
Invesco Advisers, Inc. STIT-Treasury Portfolio - Institutional Class, 0.08% (c)	36,699	36,699
TOTAL SHORT-TERM INVESTMENTS (Cost $36,699)		36,699

Total Investments (Cost $9,232,384) - 108.2%		8,943,852
Liabilities in Excess of Other Assets - (8.2)%		(680,700)
TOTAL NET ASSETS - 100.0%		$8,263,152

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at June 30, 2020.
(c)	The rate quoted is the annualized seven-day yield at June 30, 2020.

ETF Managers Trust

The following is a summary of significant accounting policies consistently followed by ETFMG Prime Junior Silver Miners ETF (“SILJ), ETFMG Prime Cyber Security ETF (“HACK”), ETFMG Prime Mobile Payments ETF (“IPAY”), ETFMG Sit Ultra Short ETF (“VALT”), ETFMG Travel Tech ETF (“AWAY”), ETFMG Treatments, Testing and Advancements ETF (“GERM”), Wedbush ETFMG Video Game Tech ETF (“GAMR”), Wedbush ETFMG Global Cloud Technology ETF (“IVES”), BlueStar Israel Technology ETF (“ITEQ”), Etho Climate Leadership U.S. ETF (“ETHO”) and AI Powered Equity ETF (“AIEQ”) (each a “Fund,” or collectively the “Funds”).

Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of June 30, 2020, SILJ, HACK, IPAY, VALT, AWAY, GERM, GAMR, IVES, ITEQ, and ETHO did not hold any fair valued securities. As of June 30, 2020, AIEQ held one fair valued security.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2020:

AWAY
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$8,220,053	$-	$-	$8,220,053
Short Term Investments	36,699	-	-	36,699
Investments Purchased with Securities Lending Collateral*	-	-	-	687,100
Total Investments in Securities	$8,256,752	$-	$-	$8,943,852

^ See Schedule of Investments for classifications by country and industry
* Certain investments that are measured at fair value used the net asset value per share (or its equivalent) practical expediant have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedules of Investments.